EXHIBIT 10.4

GUARANTY

New York, New York	September 3, 2008

FOR VALUE RECEIVED, and in consideration of note purchases from, loans made or to be made or credit otherwise extended or to be extended by the Purchasers (as defined below) to or for the account of Windswept Environmental Group, Inc., a Delaware corporation (the “Company”), from time to time and at any time and for other good and valuable consideration and to induce the Purchasers, in their discretion, to purchase such notes, make such loans or other extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Valens U.S. SPV I, LLC, Valens Offshore SPV I, Ltd., PSource Structured Debt Limited (collectively, the “Purchasers”) and LV Administrative Services, Inc., as agent (the “Agent” and, together with the Purchasers, collectively, the “Creditor Parties”) may deem advisable, the undersigned (“Guarantor” or “the undersigned”) unconditionally guaranties to the Creditor Parties, their successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of the Company to the Creditor Parties arising under, out of, or in connection with the Demand Notes (as amended, supplemented or otherwise modified from time to time), as defined in that certain Letter Agreement (the “Letter Agreement”, and together with the Demand Notes and the other documents, instruments and agreements executed in connection therewith, the “Documents”), dated as of the date hereof, by the Company, various subsidiaries of the Company, Michael O’Reilly, individually, and the Creditor Parties (the “Obligations”), and irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against the Company under Title 11, United States Code, including, without limitation, obligations or indebtedness of the Company for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. Terms not otherwise defined herein shall have the meaning assigned such terms in the Demand Notes, the Letter Agreement or the Securities Purchase Agreement, among the Company and the Purchasers, as assignees of Laurus Master Fund, Ltd., dated as of June 30, 2005, as amended, supplemented or otherwise modified from time to time, as applicable.

In furtherance of the foregoing, the undersigned hereby agrees as follows:

1. No Impairment. The Creditor Parties may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, or any other agreement with the Company or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between any Creditor Party and the Company or any such other party or person, or make any election of rights the Creditor Parties may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors’ rights generally (any of the foregoing, an “Insolvency Law”) without in any way impairing or affecting this Guaranty. This Guaranty shall be effective regardless of the subsequent incorporation, merger or consolidation of the Company, or any change in the composition, nature, personnel or location of the Company and shall extend to any successor entity to the Company, including a debtor in possession or the like under any Insolvency Law.

2. Guaranty Absolute. Subject to Section 5(b) hereof, the undersigned guarantees that the Obligations will be paid strictly in accordance with the terms of the Documents and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Company with respect thereto. The undersigned acknowledges that (i) no oral representations, including any representations to extend credit or provide other financial accommodations to the Company, have been made by any Creditor Party to induce the undersigned to enter into this Guaranty and (ii) any extension of credit to the Company shall be governed solely by the provisions of the Documents. The liability of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document or other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (c) any furnishing of any additional security to the Creditor Parties or their assignees or any acceptance thereof or any release of any security by the Creditor Parties or their assignees, (d) any limitation on any party’s liability or obligation under the Documents or any other documents, instruments or agreements relating to the Obligations or any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Company, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Obligations or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned. Any amounts due from the undersigned to the Creditor Parties shall bear interest until such amounts are paid in full at the highest rate then applicable to the Obligations. Obligations include post-petition interest whether or not allowed or allowable.

3. Waivers.

(a)This Guaranty is a guaranty of payment and not of collection. The Creditor Parties shall be under no obligation to institute suit, exercise rights or remedies or take any other action against the Company or any other person or entity liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and the Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require the Creditor Parties to do any of the foregoing. Guarantor further consents and agrees that the Creditor Parties shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among any Creditor Party, the Company and/or the undersigned with respect to the undersigned’s obligations under this Guaranty, or which the Company may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obligations), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

(b)The undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in the Company’s financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

(c)Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned by any Creditor Party, the undersigned shall not be entitled to be subrogated to any of the rights of such Creditor Party against the Company or against any collateral or guarantee or right of offset held by such Creditor Party for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the undersigned hereunder, until all amounts owing to the Creditor Parties by the Company on account of the Obligations are indefeasibly paid in full and the Purchasers’ obligation to extend credit pursuant to the Documents has been irrevocably terminated. If, notwithstanding the foregoing, any amount shall be paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Purchasers’ obligation to extend credit pursuant to the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for the Creditor Parties, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within two (2) business days of, receipt by the undersigned, be turned over to the Agent in the exact form received by the undersigned (duly endorsed by the undersigned to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine, subject to the provisions of the Documents. Any and all present and future debts, obligations and liabilities of the Company to the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all present and future debts and Obligations of the Company to the Creditor Parties.

4. Non-Recourse. Notwithstanding anything to the contrary contained in this Guaranty, the Creditor Parties’ recourse under this Guaranty shall be solely limited to (a) the enforcement of the Creditor Parties’ rights under the First Preferred Ship Mortgage, in favor of the Agent, as agent for the Purchasers, as the same may be modified from time to time, and any other documents or instruments in favor of any Creditor Party pursuant to which the Guarantor grants a security interest in one or more vessels owned by the Guarantor plus (b) any and all costs and expenses incurred by any Creditor Party (including, without limitation, all reasonable fees and disbursements of counsel) in enforcing any rights under, and/or defending any action instituted by the undersigned challenging the enforcement by any Creditor Party of its rights under this Guaranty.

5. Representations and Warranties. The undersigned hereby represents and warrants (all of which representations and warranties shall survive until all Obligations are indefeasibly satisfied in full and the Documents have been irrevocably terminated), that:

(a)Legal Capacity. The undersigned has full legal capacity to execute and deliver this Guaranty and to perform the obligations of the undersigned under this Guaranty.

(b)Legal, Valid and Binding Character. This Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditor’s rights and general principles of equity that restrict the availability of equitable or legal remedies.

(c)Violations. The execution, delivery and performance of this Guaranty will not violate any requirement of law applicable to the undersigned or any contract, agreement or instrument to which the undersigned is a party or by which the undersigned or any of the undersigned’s property is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than in favor of the Agent, for the ratable benefit of the Creditor Parties, on any of the undersigned’s property or assets pursuant to the provisions of any of the foregoing.

(d)Consents or Approvals. No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty by the undersigned.

(e)Litigation. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best of the undersigned’s knowledge, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting the undersigned, or any of the undersigned’s property or assets.

(f)Financial Benefit. The undersigned has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Documents or other Obligation incurred by the Company to the Creditor Parties.

6. Acceleration.

(a)If any breach of any covenant, condition or other provision or other Event of Default shall occur and be continuing under the Documents, or either the Company or any of the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, any of the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of any of the undersigned by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in any Creditor Party’s possession, or otherwise, any and all Obligations shall for purposes hereof, at the Creditor Parties’ option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by the Company.

(b)Each of the undersigned will promptly notify the Agent of any default by such undersigned in its respective performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs, the Creditor Parties shall have the right to accelerate such undersigned’s obligations hereunder.

7. Payments from Guarantors. The Creditor Parties, in their sole and absolute discretion, with or without notice to the undersigned, may apply on account of the Obligations any payment from the undersigned or any other guarantors, or amounts realized from any security for the Obligations, or may deposit any and all such amounts realized in a non-interest bearing cash collateral deposit account to be maintained as security for the Obligations.

8. Costs. The undersigned shall pay on demand, all costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of the Creditor Parties hereunder or under any of the Obligations.

9. No Termination. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned’s heirs, administrators, executors, successors and assigns, until all of the Obligations have been indefeasibly paid in full and the Purchasers’ obligation to extend credit pursuant to the Documents has been irrevocably terminated. If any of the present or future Obligations are guarantied by persons, partnerships, corporations or other entities in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the undersigned under this Guaranty. The death of the undersigned shall not effect a termination of this Guaranty. Upon the indefeasible payment and/or other satisfaction in full of the Obligations by the Company or otherwise, the Agent shall promptly thereafter take all such action as shall be necessary to release its security interest under the First Preferred Ship Mortgage and this Guaranty shall, simultaneously with such release, be deemed terminated and of no further force and effect.

10. Recapture. Anything in this Guaranty to the contrary notwithstanding, if any Creditor Party receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by the Creditor Parties, the undersigned’s obligations to the Creditor Parties shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to the Creditor Parties, which payment shall be due on demand.

11. Books and Records. The books and records of the Agent showing the account between the Creditor Parties and the Company shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

12. No Waiver. No failure on the part of any Creditor Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by any Creditor Party of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to the Creditor Parties or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Creditor Parties at any time and from time to time.

13. WAIVER OF JURY TRIAL. THE UNDERSIGNED DESIRES THAT ITS DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE UNDERSIGNED HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN ANY CREDITOR PARTY, AND/OR THE UNDERSIGNED ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, ANY DOCUMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

14. GOVERNING LAW; JURISDICTION. THIS GUARANTY CANNOT BE CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. THE UNDERSIGNED HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE UNDERSIGNED, ON THE ONE HAND, AND ANY CREDITOR PARTY, ON THE OTHER HAND, PERTAINING TO THIS GUARANTY OR ANY OF THE DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY OR ANY OF THE DOCUMENTS; PROVIDED, THAT THE UNDERSIGNED ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE THE CREDITOR PARTIES FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF ANY CREDITOR PARTY. THE UNDERSIGNED EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE UNDERSIGNED HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE UNDERSIGNED IN ACCORDANCE WITH SECTION 18 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE UNDERSIGNED’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

15. Understanding With Respect to Waivers and Consents. The Guarantor warrants and agrees that each of the waivers and consents set forth in this Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Guarantor otherwise may have against the Company, any Creditor Party or any other person or entity or against any collateral. If, notwithstanding the intent of the parties that the terms of this Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

16. Severability. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17. Amendments, Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned directly affected by such amendment and/or waiver and the Agent.

18. Notice. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when confirmed electronically, if by facsimile, or (d) when delivered, if by a recognized overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned.

19. Successors. Each Creditor Party may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, each Creditor Party may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, the Creditor Parties, their Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. The Creditor Parties shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which the Creditor Parties have not disposed of, sold, assigned, or otherwise transferred.

20. Joinder. It is understood and agreed that any person or entity that desires to become a Guarantor hereunder, or is required to execute a counterpart of this Guaranty after the date hereof pursuant to the requirements of any Document, shall become a Guarantor hereunder by (x) executing a joinder agreement in form and substance satisfactory to the Agent, (y) delivering supplements to such exhibits and annexes to such Documents as the Agent shall reasonably request and/or as may be required by such joinder agreement and (z) taking all actions as specified in this Guaranty as would have been taken by the Guarantor had it been an original party to this Guaranty, in each case with all documents required above to be delivered to the Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Agent.

21. Release. Nothing except indefeasible payment in full of the Obligations shall release the undersigned from liability under this Guaranty.

22. Remedies Not Exclusive. The remedies conferred upon the Creditor Parties in this Guaranty are intended to be in addition to, and not in limitation of any other remedy or remedies available to the Creditor Parties.

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SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned as of the date and year here above written.

/s/ Michael O’Reilly
Michael O’Reilly, Individually

Address:
35 Tuthill Pt. Rd.
East Moriches, New York 11940

STATE OF New York                )
                                                     ): ss.:
COUNTY OF Suffolk                 )

On the 3rd day of September, 2008, before me personally came Michael O’Reilly to me known, who being by me duly sworn, did depose and say that he has read the foregoing instrument and is fully familiar with the contents thereof; that he signed his name thereto of his own free will and volition.

Mary E. Dunn
Notary Public

Mary E. Dunn
Notary Public, State of New York
No. 01DU6190448
Qualified In Suffolk County
Commission Expires 07/28/2012